SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2007

COZUMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

          0-27835

           33-0619262

(Commission File Number)

(IRS Employer Identification No.)

24351 Pasto Road, Suite B, Dana Point, California

 92629

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (949) 489-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

The Registrant reported in a Current Report on Form 8-K dated September 14, 2005 that it had terminated its relation ship with Pritchett, Siler & Hardy, P.C., the principal accountant previously engaged to audit the Registrant’s financial statements.

On February 8, 2007 the Registrant engaged De Joya Griffith & Company LLC as its new independent auditor.  Prior to the engagement of De Joya Griffith & Company. LLC., the Registrant did not consult with De Joya Griffith & Company. LLC. on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 12, 2007

COZUMEL CORPORATION

By: /s/ Jehu Hand

     Jehu Hand

   President and Chief Financial Officer